UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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EQUIFAX INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! EQUIFAX INC. 2021 Annual Meeting of Shareholders Vote by May 5, 2021 11:59 PM ET. For shares held in a Plan, vote by May 4, 2021 11:59 PM ET.
1550 PEACHTREE STREET, N.W. ATLANTA, GEORGIA 30309

D37385-P51077-Z79288

You invested in EQUIFAX INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the Annual Meeting to be held on May 6, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to April 22, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 6, 2021 9:30 a.m., Eastern Time
Virtually at: www.virtualshareholdermeeting.com/EFX2021

*	Please check the meeting materials for requirements for meeting attendance.	V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of 10 Director Nominees:
Nominees:
1a.	Mark W. Begor	For
1b.	Mark L. Feidler	For
1c.	G. Thomas Hough	For
1d.	Robert D. Marcus	For
1e.	Scott A. McGregor	For
1f.	John A. McKinley	For
1g.	Robert W. Selander	For
1h.	Melissa D. Smith	For
1i.	Audrey Boone Tillman	For
1j.	Heather H. Wilson	For
2.	Advisory vote to approve named executive officer compensation.	For
3.	Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for 2021.	For
The proxies are authorized to vote in their discretion upon other matters that may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D37386-P51077-Z79288